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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         August 2, 2005 (August 1, 2005)

                        PERICOM SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

                 0-27026                                 77-0254621
         (Commission File Number)           (I.R.S. employer identification No.)

                             3545 North First Street
                           San Jose, California 95134
           (Address of Principal Executive Office, Including Zip Code)

                                 (408) 435-0800
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On August 1, 2005, management of the Company advised the Company's Audit Committee that it had made a determination that its method of accounting for certain new product research and development costs was inconsistent with generally accepted accounting principles. Management and the Audit Committee also discussed this matter with the Company's independent registered public accounting firm, Deloitte & Touche LLP. As a result, the Audit Committee concurs with management's conclusion that the prior accounting for new product research and development costs was in error and will require a restatement of its financial statements for the quarters ended September 30, 2004, December 31, 2004 and March 31, 2005. The restatement relates to the accounting treatment of certain new product research and development costs (initial wafer production costs) that were incorrectly capitalized into inventory. Accordingly, the Company has determined that its previously issued financial statements for the quarters ended September 30, 2004, December 31, 2004 and March 31, 2005, should no longer be relied upon.

The Company anticipates filing the corrections to its financial statements in conjunction with the filing of its Annual Report of Form 10-K for the year ended June 30, 2005.

Management is considering the effect of these restatements on its evaluation of disclosure controls and procedures and internal controls over financial reporting.

The press release issued on August 2, 2005 by the Company is attached hereto as
Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           99.1  Press release, dated as of August 2, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  PERICOM SEMICONDUCTOR
                                                  CORPORATION
                                                  (Registrant)

Date:  August 2, 2005                             By:   /s/ Michael D. Craighead
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                                                        Michael D. Craighead
                                                        Chief Financial Officer

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